                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               ZENITH NATIONAL INSURANCE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               ZENITH NATIONAL INSURANCE CORP.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                            [LOGO]
                                              Zenith National Insurance Corp.
                                              21255 Califa Street
                                              Woodland Hills, California 91367
                                              Telephone (818) 713-1000
    NOTICE OF ANNUAL MEETING
--------------------------------------------------------------------------------

    The Annual Meeting of Stockholders of Zenith National Insurance Corp. ("Zenith") will be held at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, on Wednesday, May 22, 1996, at 9:00 a.m., for the following purposes:

    1.  To elect a Board of nine (9) Directors.

    2.  To approve the 1996 Employee Stock Option Plan.

    3. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Stockholders of record at the close of business on March 27, 1996, the record date fixed by the Board of Directors for the Annual Meeting, are entitled to notice of, and to vote at, such meeting.

                                          By Order of the Board of Directors

                                          John J. Tickner
                                          SECRETARY
Woodland Hills, California
Dated: March 28, 1996

    STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ACCOMPANYING POSTPAID AND ADDRESSED ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO ZENITH, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                        ZENITH NATIONAL INSURANCE CORP.
                              21255 Califa Street,
                        Woodland Hills, California 91367

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                     VOTING

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zenith National Insurance Corp. ("Zenith") of proxies to be voted at the Annual Meeting of Stockholders of Zenith to be held on Wednesday, May 22, 1996, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). Any proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by written notice to Zenith, and the persons executing the same, if in attendance at the Annual Meeting, may vote in person instead of by proxy. Unless authority therefor is withheld, all proxies will be voted as provided therein. In addition to solicitation of proxies by mail, officers and regular employees of Zenith and its subsidiaries, who will receive no additional compensation therefor, may solicit proxies by telephone, telegram or personal interview. The subsidiaries of Zenith are Zenith Insurance Company ("Zenith Insurance"), CalFarm Insurance Company ("CalFarm"), Cal-Ag Insurance Services, Inc., CalFarm Annuity Service Company, CalFarm Insurance Agency, CalFarm Properties, Inc., CalRehab Services, Inc., Perma-Bilt, a Nevada Corporation, Zenith Star Insurance Company, ZIC Lloyd's Underwriting Limited, and ZNAT Insurance Company. The cost of this solicitation will be borne by
Zenith. In addition, Zenith will reimburse brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to stockholders.

    The approximate date on which this Proxy Statement and accompanying form of proxy are first being sent to stockholders is March 29, 1996.

    Only stockholders of record at the close of business on March 27, 1996, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at such meeting. On such date, Zenith had outstanding 17,657,004 shares of Common Stock, $1.00 par value per share (the "Common Stock"). Each share of Common Stock entitles the record holder at such time to one vote on all matters. With respect to the election of Directors only, however, every stockholder may cumulate his votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, any stockholder has given notice at the Annual Meeting prior to voting of his intention to cumulate his votes. In the event there is cumulative voting for Directors, each stockholder will be entitled to give one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or to distribute his votes on the same principle among as many candidates as such stockholder thinks fit. In the event the election of Directors is to proceed with cumulative voting, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes to which shares covered by the proxy are entitled and to distribute the votes among the candidates for election as the holder of the proxy sees fit. The presence, in person or by proxy, of stockholders holding a majority of the issued and outstanding shares of common stock entitled to vote shall constitute a quorom. Election of Directors shall be decided by plurality vote. Other matters submitted for stockholder approval require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Abstentions and broker non-votes (except on matters for which brokers lack discretionary authority to vote under New York Stock Exchange rules) will be counted and will have the same effect as "no" votes.

    The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with his best judgment thereon.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table contains certain information  at the Record Date as  to:
(1) all persons who, to the knowledge of Zenith, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, (2) each of the Executive Officers named in the Summary Compensation Table, (3) each of the Directors of Zenith and (4) all Executive Officers and Directors as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person.

                                                      AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)   OF CLASS
--------------------------------------------------  ------------------------   --------
Reliance Insurance Company(2)(3)..................             6,574,445          37.2%
  4 Penn Center Plaza
  Philadelphia, PA 19103
Harvey L. Silbert(3)(4)(5)........................             1,068,640           6.1%
  10100 Santa Monica Blvd.
  Suite 2200
  Los Angeles, CA 90067
Gilder, Gagnon, Howe & Co.(6).....................               948,525           5.4%
  1775 Broadway
  New York, New York 10019
Stanley R. Zax(3)(4)(7)...........................               282,664           1.6%
  21255 Califa Street
  Woodland Hills, CA 91367
Jack M. Ostrow(3)(4)(8)...........................               110,000             *
  9601 Wilshire Blvd.
  Beverly Hills, CA 90210
Gerald Tsai, Jr.(4)(9)............................                59,441             *
  200 Park Ave.
  New York, New York 10166
Fredricka Taubitz(10).............................                38,745             *
  21255 Califa Street
  Woodland Hills, CA 91367
James P. Ross(11).................................                29,594             *
  21255 Califa Street
  Woodland Hills, CA 91367
Keith E. Trotman(12)..............................                16,285             *
  21255 Califa Street
  Woodland Hills, CA 91367

                                                      AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP (1)   OF CLASS
--------------------------------------------------  ------------------------   --------
John J. Tickner(13)...............................                 9,040             *
  21255 Califa Street
  Woodland Hills, CA 91367
Max M. Kampelman(4)...............................                 4,992             *
  1001 Pennsylvania Avenue N.W.
  Washington D.C. 20004
William Steele Sessions(4)(14)....................                 1,461             *
  Weston Centre
  112 East Pecan St.
  San Antonio, TX 78205
George E. Bello(4)(15)............................                     0             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Robert M. Steinberg(4)(15)........................                     0             0
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
Saul P. Steinberg(4)(15)(16)......................             6,574,445          37.2%
  Park Avenue Plaza
  55 East 52nd Street
  New York, NY 10055
All Executive Officers and Directors as a group
(14 persons)(17)..................................             8,200,514          46.2%

------------------------
  * Less than 1%

 (1)Subject to applicable community property and similar statutes.

 (2)Number of shares shown includes 39,110 shares held by Reliance National Insurance Company of New York and 39,110 shares held by United Pacific Insurance Company of New York, both wholly owned subsidiaries of Reliance Insurance Company. Reliance Insurance Company is a wholly-owned subsidiary of Reliance Financial Services Corporation, which is a wholly-owned subsidiary of Reliance Group Holdings, Inc. Saul P. Steinberg, members of his family and affiliated trusts own 45.2% of the common stock of Reliance Group Holdings, Inc., and as a result of such stock holdings, Saul P. Steinberg may be deemed to control Reliance Group Holdings, Inc. Pursuant to an Amended Exemption issued to Reliance Insurance Company by the Insurance Commissioner of the State of California, Reliance Insurance Company has agreed that it will not vote shares in excess of 28.7% of the outstanding Common Stock unless Reliance Insurance Company obtains the Insurance Commissioner's consent or qualifies for an exemption from such consent.

 (3)Reliance Insurance Company and each of Jack M. Ostrow, Harvey L. Silbert (individually and as trustee of a family trust) and Stanley R. Zax were granted certain rights to require Zenith to register for sale, under the Securities Act of 1933, shares of Common Stock beneficially owned by each of them. Zenith granted these rights in connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Zenith Common Stock (20.5% of the then outstanding shares) to Reliance Insurance Company by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax.

 (4)Director of Zenith.

 (5)Number of shares shown includes 173,551 shares held by Mr. Silbert as trustee of certain family trusts, as to which shares Mr. Silbert disclaims beneficial ownership. Number of shares shown also includes 895,089 shares held by The Harvey L. and Lillian Silbert Family Trust, a revocable trust, of which Mr. Silbert is a trustee.

 (6)On March 11, 1996, Zenith was supplied with information by Gilder, Gagnon, Howe & Co. that it holds 948,525 shares of Zenith Common Stock. Gilder, Gagnon, Howe & Co. also confirmed that it has shared dispositive power and shared voting power with respect to 120,250 shares and sole dispositive power, but no voting power, with respect to 828,275 shares. Gilder, Gagnon, Howe & Co. disclaims beneficial ownership with respect to all of the shares shown in the table.

 (7)Chief Executive Officer of Zenith. Number of shares shown includes 1,030 shares owned by Mr. Zax as custodian for his adult children, as to which shares Mr. Zax disclaims beneficial ownership, and 34,100 shares held by Mr. Zax as co-trustee of trusts, as to which Mr. Zax shares voting and investment power.

 (8) Number of shares shown includes 105,000 shares held by The Ostrow Family Trust, a revocable trust, and 5,000 shares held by California Certificate Corp., the sole shareholder of which is The Ostrow Family Trust. Mr. Ostrow is a trustee of The Ostrow Family Trust and is president and a director of California Certificate Corp.

 (9) Number of shares shown includes 9,441 shares owned by the Gerald Tsai Foundation, of which Mr. Tsai is the president and a trustee. Mr. Tsai disclaims beneficial ownership of shares held by the foundation.

(10) Executive Officer of Zenith. Number of shares shown includes 4,745 shares allocated to such Executive Officer's account in the Zenith Investment Partnership 401(k) Plan as of December 31, 1995, the latest date for which such information is available, and 27,500 shares subject to options that are exercisable within sixty days.

(11) Executive Officer of Zenith. Number of shares shown includes 27,500 shares subject to options that are exercisable within sixty days.

(12) Executive Officer of Zenith. Number of shares shown consists of 3,785 shares allocated to such Executive Officer's account in the Zenith Investment Partnership 401(k) Plan as of December 31, 1995, the latest date for which such information is available, and 12,500 shares subject to options that are exercisable within sixty days.

(13) Executive Officer of Zenith. Number of shares shown includes 1,228 shares allocated to such Executive Officer's account in the Zenith Investment Partnership 401(k) Plan as of December 31, 1995, the latest date for which such information is available, and 5,000 shares subject to options that are exercisable within sixty days.

(14) Shares shown are held in Mr. Sessions' Simplified Employee Pension -- Individual Retirement Account.

(15) Director of Reliance Insurance Company.

(16) Shares shown are those owned by Reliance Insurance Company and certain of its subsidiaries. See notes (2) and (3) above.

(17) Number of shares shown includes 77,500 shares subject to options that are exercisable within 60 days and excludes shares allocated to the Zenith Investment Partnership 401(k) Plan accounts of the Executive Officers subsequent to December 31, 1995, which information is not available as of the date of this Proxy Statement. Number of shares shown also includes 6,574,445 shares owned by Reliance Insurance Company and certain of its subsidiaries. See notes (2), (3) and (16) above.

                     (This page intentionally left blank.)

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the regulations of the Securities and Exchange Commission (the "Commission") thereunder require Zenith's Executive Officers and Directors, and persons who own more than ten percent of a registered class of Zenith's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange and to furnish Zenith with copies of all such forms they file.

    Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, Zenith believes that, during the year ended December 31, 1995, all filing requirements applicable to its Executive Officers, Directors, and 10% stockholders were complied with, except that due to an inadvertent error, Mr. Silbert did not file a Form 4 reporting the sale of 7,500 shares of Common Stock by a family trust of which he is trustee. Mr. Silbert has subsequently filed a Form 5 reporting the sale.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    It is the intention of the persons named in the enclosed proxy, unless otherwise specifically instructed, to vote the proxies received by them for the election of the nominees listed in the table below as Directors of Zenith. In the event that there should be cumulative voting in the election of Directors, as set forth in this Proxy Statement under "Voting" above, it is the intention of such persons to distribute the votes represented by each proxy among such nominees in such proportion as they see fit, unless otherwise specifically instructed.

    All nominees have consented to being named herein and have indicated their intention to serve if elected. In the unanticipated event that any of the nominees becomes unable to serve as a Director, the proxies will be voted for a substitute nominee in accordance with the best judgment of the person or persons voting them.

    A Director of Zenith serves until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

    The nominees for Director listed below were designated by the Board of Directors of Zenith. The information with respect to each nominee is as supplied or confirmed by such nominee.

                                  SERVED AS        POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                                   DIRECTOR        OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
--------------------  -----  --------------------  -------------  -------------------------  -------------------------
George E. Bello         60           May           Director of    Executive Vice President   Reliance Group Holdings,
(1)                                  1984          Zenith and     and Controller of          Inc.; Reliance Financial
                                                   Zenith         Reliance Group Holdings,   Services Corporation;
                                                   Insurance      Inc. for more than the     Horizon Mental Health
                                                                  past five years (2)        Management, Inc.; United
                                                                                             Dental Care, Inc.

                                  SERVED AS        POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                                   DIRECTOR        OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
--------------------  -----  --------------------  -------------  -------------------------  -------------------------
Max M. Kampelman        75      February 1989      Director of    Attorney, Of Counsel,      None
                                                   Zenith and     since March 1991, and
                                                   Zenith         Partner, January 1989 to
                                                   Insurance      March 1991, Fried, Frank,
                                                                  Harris, Shriver &
                                                                  Jacobson; Counselor of
                                                                  the Department of State
                                                                  and Head of the U.S.
                                                                  Delegation to
                                                                  Negotiations on Nuclear
                                                                  and Space Arms with the
                                                                  Soviet Union from January
                                                                  1985 to January 1989

Jack M. Ostrow          74      September 1977     Director of    Attorney and Certified     None
(1)                                                Zenith and     Public Accountant for
                                                   Zenith         more than the past five
                                                   Insurance,     years
                                                   Chairman of
                                                   Audit
                                                   Committee,
                                                   Member of
                                                   Performance
                                                   Bonus
                                                   Committee

William Steele          65      September 1993     Director of    Attorney, Sessions &       None
Sessions                                           Zenith and     Sessions, L.C. since
                                                   Zenith         March 1995; Security
                                                   Insurance      Consultant since July
                                                                  1993; Director, Federal
                                                                  Bureau of Investigation
                                                                  from 1987 to 1993

Harvey L. Silbert       83       January 1978      Director of    Attorney, Of Counsel,      None
(1)(3)                                             Zenith and     Loeb and Loeb since March
                                                   Zenith         1991; Of Counsel, Wyman,
                                                   Insurance,     Bautzer, Kuchel & Silbert
                                                   Member of      for more than five years
                                                   Performance    prior to March 1991;
                                                   Bonus          management of personal
                                                   Committee      investments for more than
                                                                  the past five years

Robert M. Steinberg     53      February 1981      Director of    President and Chief        Reliance Group Holdings,
(1)(4)                                             Zenith and     Operating Officer of       Inc.; Reliance Financial
                                                   Zenith         Reliance Group Holdings,   Services Corporation
                                                   Insurance      Inc. and Chairman of the
                                                                  Board and Chief Executive
                                                                  Officer of Reliance
                                                                  Insurance Company for
                                                                  more than the past five
                                                                  years (2)

                                  SERVED AS        POSITIONS AND  PRINCIPAL OCCUPATIONS AND     OTHER PUBLICLY HELD
                                   DIRECTOR        OFFICES HELD    EMPLOYMENT DURING PAST      CORPORATIONS IN WHICH
        NAME           AGE          SINCE           WITH ZENITH          FIVE YEARS             DIRECTORSHIPS HELD
--------------------  -----  --------------------  -------------  -------------------------  -------------------------
Saul P. Steinberg       56      February 1981      Director of    Chairman of the Board and  Reliance Group Holdings,
(1)(4)(5)                                          Zenith and     Chief Executive Officer    Inc.; Reliance Financial
                                                   Zenith         of Reliance Group          Services Corporation;
                                                   Insurance      Holdings, Inc. for more    Symbol Technologies, Inc.
                                                                  than the past five years
                                                                  (2)
Gerald Tsai, Jr.        67      December 1991      Director of    Chairman, President, and   Meditrust; Proffitt's,
                                                   Zenith and     Chief Executive Officer    Inc.; Rite Aid
                                                   Zenith         of Delta Life Corporation  Corporation; Sequa
                                                   Insurance,     since February 1993;       Corporation; Triarc
                                                   Chairman of    management of private      Companies, Inc.
                                                   Performance    investments since January
                                                   Bonus          1989; Chairman and CEO,
                                                   Committee      Primerica Corp., February
                                                                  1987 to December 1988

Stanley R. Zax          58           July          Chairman of the Board and President of    None
(1)                                  1977          Zenith and Zenith Insurance for more
                                                   than the past five years; Chairman of
                                                   the Board of CalFarm Life Insurance
                                                   Company for more than five years prior
                                                   to December 1995; Chairman of the Board
                                                   and President of CalFarm for more than
                                                   five years prior to January 1995; and
                                                   Chairman of the Executive Committee of
                                                   the Board of Directors of CalFarm since
                                                   January 1995 (6)

------------------------
(1) In connection with the sale in February 1981 of an aggregate of 1,387,375 shares of Common Stock (20.5% of the then outstanding shares) to Reliance Insurance Company by certain selling stockholders, including Messrs. Ostrow, Silbert and Zax, the selling stockholders agreed to use their best efforts to expand the Boards of Directors of Zenith and Zenith Insurance and to cause (so long as Reliance Insurance Company owns at least 10% of Zenith's outstanding Common Stock) the election thereto of three qualified persons designated by Reliance Insurance Company. George E. Bello, Robert M. Steinberg and Saul P. Steinberg have been so designated.

(2) Reliance Insurance Company, Reliance Group Holdings, Inc. and Reliance Financial Services Corporation are insurance and insurance holding companies. Based on Reliance Insurance Company's and certain of its subsidiaries' holdings of Zenith Common Stock, Reliance Insurance Company, Reliance Group Holdings, Inc., and Reliance Financial Services Corporation may be deemed to be affiliates of Zenith.

(3) Mr. Silbert is of counsel to the law firm of Loeb and Loeb, which performed certain legal services for Zenith in 1995.

(4) Robert M. Steinberg and Saul P. Steinberg are brothers.

(5) On July 30, 1993, Telemundo Group, Inc. ("Telemundo") consented to the entry of an order for relief under Chapter 11 of the United States Bankruptcy Code. On December 30, 1994, Telemundo's Plan of Reorganization was consummated. Saul P. Steinberg previously served as President (February 1990 through February 1991) and Chief Executive Officer (February 1990 through May 1992) of Telemundo.

(6) Zenith Insurance and CalFarm are wholly-owned subsidiaries of Zenith, as was CalFarm Life Insurance Company until its sale by Zenith in December 1995.

    The Board of Directors communicated frequently during the year ended December 31, 1995 and held five formal meetings. Zenith's Board of Directors has a standing Audit Committee and a Performance Bonus Committee but has no nominating committee or any committee performing similar functions. The sole member and Chairman of the Audit Committee is currently Mr. Ostrow. The functions of the Audit Committee are to recommend to the Board of Directors retention or change of Zenith's independent auditors; to consider the range of audit and non-audit fees; to review the independence of the auditors; to meet with them and Zenith's internal audit personnel to discuss and review the results of their respective examinations and audit plans for the ensuing year; to review the adequacy of Zenith's system of internal accounting controls and like matters. This Committee is also authorized to review and discuss other matters as it deems appropriate. During 1995, the Audit Committee communicated frequently with Zenith's financial and accounting and internal audit department personnel and independent auditors, including eight formal meetings. The Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai (Chairman), is responsible for performance-based compensation plans for Executive Officers, namely, the Executive Officer Bonus Plan and the Non-Qualified Stock Option Plan as it relates to grants thereunder to Executive Officers. The Board of Directors retains responsibility for all other compensation matters. The Performance Bonus Committee held one formal meeting in 1995, but communicated frequently and also took action by unanimous written consent. Each Director, except Mr. Saul P. Steinberg, attended at least 75% of the aggregate of all meetings of the Board of Directors and of any committees thereof on which such Director served.

                            DIRECTORS' COMPENSATION

    Zenith pays each Director (other than Mr. Zax, who receives no additional compensation therefor) a fee of $50,000 per annum for serving as a member of the Board of Directors. Mr. Ostrow also receives a fee of $25,000 per annum for serving as the Chairman and sole member of Zenith's Audit Committee.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                          ----------------
                                                                                               AWARDS
                                                          ANNUAL COMPENSATION             ----------------
                                                ---------------------------------------      SECURITIES
                                                                         OTHER ANNUAL        UNDERLYING       ALL OTHER
                                                                         COMPENSATION         OPTIONS/       COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR  SALARY ($)  BONUS ($)(1)       ($)            SARS (#)          ($)(3)
----------------------------------------  ----  ----------  ----------  ---------------   ----------------   ------------
STANLEY R. ZAX                            1995  $1,027,320  $1,000,000            0                 0          $31,926
Chairman of the Board and                 1994   1,027,320   1,500,000            0                 0           31,926
President of Zenith and                   1993   1,021,080   1,000,000            0                 0           10,707
Zenith Insurance,
Chairman of the Executive Committee of
the Board of Directors of CalFarm

FREDRICKA TAUBITZ                         1995  $  380,600  $  125,000            0            20,000          $ 8,840
Executive Vice President and              1994     368,100     250,000            0                 0            8,840
Chief Financial Officer of Zenith         1993     355,600     240,000            0            25,000            6,478
and Zenith Insurance, Senior
Vice President of CalFarm

KEITH E. TROTMAN                          1995  $  330,600  $  200,000            0            20,000          $ 7,777
Senior Vice President of Zenith           1994     325,600     240,000            0                 0            7,786
Insurance and CalFarm                     1993     320,600     240,000            0            25,000            7,678

JAMES P. ROSS                             1995  $  263,717  $  250,000     $  8,400(2)         50,000          $ 8,597
Senior Vice President of                  1994     254,011     345,000            0                 0           13,933
Zenith, Zenith Insurance and              1993     246,750     300,000            0            25,000            1,946
CalFarm

JOHN J. TICKNER                           1995  $  245,371  $   75,000            0            15,000          $20,905
Senior Vice President and                 1994     245,528      85,000            0                 0           31,326
Secretary of Zenith, Senior Vice          1993     234,582      75,000            0            10,000            6,156
President, General Counsel and
Secretary of Zenith Insurance and
CalFarm

------------------------
(1) Amounts shown for 1995 and 1994 were determined and paid under the Executive Officer Bonus Plan.

(2) Amount shown for Mr. Ross reflects Zenith's matching contribution under its Stock Purchase Plan.

(3) The following amounts are included in the above table: (a) Zenith's matching contributions made in fiscal year 1995 to the Zenith Investment Partnership 401(k) Plan, as follows: Stanley R. Zax, none; Fredricka Taubitz, $3,080; Keith E. Trotman, $3,080; James P. Ross, none; and John J. Tickner, $3,080;
    (b) the dollar value of insurance premiums paid in fiscal year 1995 by, or on behalf of, Zenith with respect to term life insurance for the benefit of the named Executive Officer, as follows: Stanley R. Zax, $9,000; Fredricka Taubitz, $5,760; Keith E. Trotman, $4,697; James P. Ross, $1,810; and John
    J. Tickner, $4,500; and (c) the dollar value of the benefit to the named Executive Officer of premiums paid by, or on behalf of, Zenith during fiscal year 1995, with respect to certain split dollar life insurance policies, as follows: Stanley R. Zax, $22,926; Fredricka Taubitz, none; Keith E. Trotman, none; James P. Ross, $6,787; and John J. Tickner, $13,325.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL
                                                   INDIVIDUAL GRANTS                            REALIZABLE
                              ------------------------------------------------------------   VALUE AT ASSUMED
                                                    % OF TOTAL                               ANNUAL RATES OF
                                   NUMBER OF        OPTIONS/SARS                               STOCK PRICE
                                  SECURITIES        GRANTED TO                               APPRECIATION FOR
                                  UNDERLYING        EMPLOYEES    EXERCISE OR                 OPTION TERM (4)
                                 OPTIONS/SARS       IN FISCAL    BASE PRICE    EXPIRATION   ------------------
            NAME                GRANTED (#) (1)        YEAR      ($/SH) (2)     DATE (3)     5% ($)   10% ($)
----------------------------  -------------------   ----------   -----------   -----------  --------  --------
Stanley R. Zax                        --               --            --            --          --        --
Fredricka Taubitz                     20,000            3.93%    $ 21.5625       12/6/00    $119,146  $263,282
Keith E. Trotman                      20,000            3.93%    $ 21.5625       12/6/00    $119,146  $263,282
James P. Ross                         50,000            9.82%    $ 21.5625       12/6/00    $297,865  $658,205
John J. Tickner                       15,000            2.95%    $ 21.5625       12/6/00    $ 89,360  $197,462

------------------------
(1) Options granted in 1995 are not exercisable during the first year following the date of grant. Each option becomes exercisable as to 25% of the total number of underlying shares in the second year following the date of grant and as to an additional 25% in each of the next three years.

(2) All options were granted with an option price equal to the market price of Zenith Common Stock on the date of grant (based on the average of high and low prices on the New York Stock Exchange for such date).

(3) Options granted in 1995 expire on the earlier to occur of (a) five years from the date of grant, (b) in the event of termination of the optionee's employment, three months from the date of such termination, or (c) in the event of the optionee's death, one year from the date thereof and, following termination of employment or death, may be exercised only to the extent they were exercisable on the date of the optionee's termination of employment or death.

(4) The potential gains shown are net of the option exercise price and do not include the effect of any taxes associated with exercise. The amounts shown are for the assumed rates of appreciation only, do not constitute projections of future stock price performance, and may not necessarily be realized. Actual gains, if any, on stock option exercises depend on the future performance of Zenith Common Stock, continued employment of the optionee through the term of the option, and other factors.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED              IN-THE-MONEY
                              SHARES                      OPTIONS/SARS AT FY-END (#)     OPTIONS/SARS AT FY-END ($)
                           ACQUIRED ON       VALUE       -----------------------------   ---------------------------
          NAME             EXERCISE (#)   REALIZED ($)   EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  ------------   ------------   ---------       -------------   -----------   -------------
Stanley R. Zax                110,000       $901,252            0                 0      $        0       $     0
Fredricka Taubitz              55,000       $267,088       27,500            37,500      $   63,750       $21,250
Keith E. Trotman               --             --           12,500            32,500      $        0       $     0
James P. Ross                  11,000       $ 41,635       27,500            67,500      $   63,750       $21,250
John J. Tickner                20,000       $ 82,500        5,000            20,000      $        0       $     0

              EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

    Effective December 6, 1994, Zenith entered into an amended and restated employment agreement with Mr. Zax, which extends the expiration date of his employment agreement from December 31, 1995 to December 31, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan. Under the agreement, Mr. Zax's base compensation is continued at $1,000,000, subject to such other increases as the Board of Directors may determine from time to time. Upon Mr. Zax's death, Zenith will continue to pay either his wife, children or estate his base compensation and annual bonus for a period of twelve months. If Mr. Zax's employment is terminated for disability, he will receive his base compensation and annual bonus for a period of six months. If Mr. Zax's employment is terminated for breach of his employment agreement, he will receive his base compensation through the end of the month in which the termination occurs. If his employment is terminated for any reason other than for breach of his employment agreement, death, or disability, Zenith will pay Mr. Zax his base compensation and annual bonus through the term of his employment agreement. Upon a Change in Control (as defined in the employment agreement) of Zenith, all stock options and stock appreciation rights granted to Mr. Zax, to the extent not exercisable at such time, become immediately exercisable. In addition, if Mr. Zax's employment is terminated subsequent to any Change in Control either by Mr. Zax within 180 days of the Change in Control or by Zenith for any reason other than disability or breach of his employment agreement, Mr. Zax is entitled to receive Severance Payments (as defined below).

    Effective December 6, 1994, Zenith entered into an amended and restated employment agreement with Ms. Taubitz, which extends the expiration date of her employment agreement from October 1, 1995 to October 1, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus to be determined under Zenith's Executive Officer Bonus Plan and certain additional benefits. The base compensation is $365,000, subject to such increases as the Board of Directors may determine from time to time.

    Effective February 16, 1995, Zenith entered into an amended and restated employment agreement with Mr. Tickner, which extends the expiration date of his employment agreement from October 1, 1995 to October 1, 1998. The amended and restated employment agreement provides for an annual base compensation plus an annual bonus and certain additional benefits. The base compensation is $242,000, subject to such increases as the Board of Directors may determine from time to time.

    Zenith's employment agreements with Ms. Taubitz and Mr. Tickner provide that if her or his employment is terminated by Zenith other than for cause or disability, the executive is entitled to Severance Payments. In addition, each of Ms. Taubitz and Mr. Tickner may terminate her or his employment with Zenith and receive Severance Payments should (a) Mr. Zax cease, for any reason other than death or disability, to be the full-time Chairman of the Board and President of Zenith, (b) she or he be prohibited or restricted in the performance of her or his duties, (c) any payment due her or him under her or his agreement remain unpaid for more than 60 days, or (d) she or he give written notice of termination of the employment agreement to Zenith within 180 days of a Change in Control (as defined in the employment agreements) of Zenith.

    For purposes of the foregoing, "Severance Payments" include the following benefits: (1) in the case of Mr. Tickner, all salary payments that would have been payable to the executive for the greater of (a) the remaining term of the employment agreement or (b) one year, plus a pro rata portion of any bonus that would have been payable to the executive with respect to the year of termination; (2) in the case of Mr. Zax and Ms. Taubitz, a cash lump sum payment equal to the greater of (a) twice the sum of the executive's then current base compensation and the highest annual bonus paid or payable during the three consecutive years immediately preceding termination of employment or (b) the actuarial equivalent of the base compensation and annual bonuses that would have been payable to the executive under the remaining term of the employment agreement; (3) continuation of life, disability, dental, accident and group health insurance benefits, plus an additional amount necessary to reimburse the executive for any taxes attributable solely to the executive's receipt of such benefits; (4) in the case of Ms. Taubitz and Mr. Tickner, vesting of all stock option and similar rights; and (5) an additional payment, if necessary, to assure that none of the above benefits are subject to net reduction due to the imposition of excise taxes under section 4999 of the Internal Revenue Code of 1986, as amended.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1995, all decisions on Executive Officer compensation, other than decisions related to performance-based compensation plans, were made by the Board of Directors. Mr. Zax, Chairman of the Board and President, is a member of the Board of Directors, and except with respect to his own compensation, participated in the Board's deliberations concerning Executive Officer compensation.

    The Performance Bonus Committee, consisting of Messrs. Ostrow, Silbert, and Tsai, determines matters relating to performance-based compensation plans for Executive Officers. Mr. Silbert is of counsel to the law firm of Loeb and Loeb, which performed certain legal services for Zenith in 1995. Mr. Tsai is the Chairman, President, Chief Executive Officer, and a Director of Delta Life Corporation ("Delta Life"), as well as being the beneficial owner of more than 10% of its outstanding common stock. In March 1995, CalFarm Life Insurance Company ("CalFarm Life"), then a subsidiary of Zenith, purchased from Delta Life 75,000 shares of Convertible Preferred Stock of Delta Life for $3.75 Million and 75,000 shares of Common Stock Class A of Delta Life for $3.75 Million. In December 1995, CalFarm Life transferred all of these shares to CalFarm.

              BOARD REPORT ON EXECUTIVE COMPENSATION; PERFORMANCE
                  BONUS COMMITTEE REPORT ON PERFORMANCE BASED
                   COMPENSATION PLANS FOR EXECUTIVE OFFICERS

    Zenith's entire Board of Directors made determinations with respect to compensation of Executive Officers in 1995, except with respect to Mr. Zax's compensation, which is established in Board actions from which Mr. Zax excuses himself and in which he does not participate and except with respect to matters related to performance-based compensation plans for Executive Officers. The Performance Bonus Committee made determinations under performance-based compensation plans for Executive Officers. The Board's report on Executive Compensation and the Performance Bonus Committee's report on its determinations shall not be deemed to be incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

    The Board's report on Executive Compensation follows:

    EXECUTIVE OFFICERS
    The level of compensation for Executive Officers of Zenith is intended to be competitive (that is, "attractive") and to provide appropriate incentives. Executive Officers of Zenith are generally compensated through salary, grants of stock options, and bonuses under the Executive Officer Bonus Plan ("Bonus Plan"). The Bonus Plan, approved by the stockholders of Zenith at the 1994 Annual Meeting, is administered by the Performance Bonus Committee. The Performance Bonus Committee also grants stock options to Executive Officers under Zenith's Non-Qualified Stock Option Plan. The report of the Performance Bonus Committee follows this report.

    The level of an Executive Officer's base compensation is generally based on a combination of (1) the performance of Zenith, (2) the performance of the insurance subsidiary, if any, to which the Executive Officer is principally assigned, and (3) a subjective and qualitative evaluation of the personal contribution made by the Executive Officer to Zenith. Success in these areas does not translate mechanically into compensation levels; the manner in which these factors are taken into account is discretionary with the Board and is not based on any formulaic weighting.

    The performance of Zenith is generally measured by the combined ratio of its property and casualty insurance operations and by its overall profitability. Zenith strives for and has achieved long term average combined ratios that are about 100%. Zenith also strives for combined ratios that compare favorably in both the short and long term with insurers primarily engaged in writing workers' compensation insurance. In addition, Zenith endeavors to have loss ratios that are among the lowest for the industry in any rolling previous five year period. The performance of the Zenith insurance subsidiaries is generally measured by the same factors, as applicable.

    With respect to the subjective and qualitative evaluation of an Executive Officer's personal contribution to the business of Zenith, a variety of factors are taken into account. These factors vary and include, but are not limited to, the manner in which the Executive Officer favorably affects Zenith's combined ratio and profitability. Equally, if not more, important is the manner in which the Executive Officer performs in Zenith's environment, which fosters an entrepreneurial spirit, teamwork, and a commitment to education. Zenith believes an entrepreneurial spirit maximizes profits, promotes sound execution of good business fundamentals, and maintains a pool of executive talent. Teamwork is crucial to the effective and efficient implementation of Zenith's goals. A commitment to education means a dedication to lifelong learning and training for oneself and creating conditions so that the workforce is similarly dedicated. Such dedication is critical to Zenith's ability not only to meet change, but to use it to its competitive advantage. In such an environment, proactive and innovative approaches are strongly encouraged and rewarded.

    On the operational side, activities that demonstrate an opportunistic outlook, anticipation of changing business conditions and the development of postures to take advantage of opportunities to increase short and long term profits are rewarded. On the administrative side, efficiency, competence, strong compliance efforts, anticipation and avoidance of problems, as well as innovation, are rewarded.

    Certain of the Executive Officers are employed under employment agreements that provide for minimum base compensation and annual bonuses. Determinations as to salary increases for these Executive Officers, as well as those without employment agreements, are discretionary and are not made on the basis of a formulaic weighting of the factors described above. Bonuses are determined in accordance with the Bonus Plan.

    In 1995, the combined ratio of Zenith's property and casualty operations was below the combined ratio for the industry as a whole. Given this performance and taking into account the subjective and qualitative evaluations of individual Executive Officers, the level of an individual Executive Officer's base compensation was set accordingly. Please see the separate report of the Performance Bonus Committee for a discussion of the bonuses earned by Executive Officers in 1995.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER
    Mr. Zax is never present when the Board deliberates with respect to his compensation and, accordingly, does not participate in Board decisions on his own compensation.

    Mr. Zax's base salary for 1995 was set out in his four year amended and restated employment agreement executed in 1994. Under the employment agreement, increases to base compensation are at the discretion of the Board of Directors and are not based on formulaic weighting of factors. In determining whether to grant any salary increase, the same performance criteria that are applied to Executive Officers in general are applied to Mr. Zax. Also, as with Executive Officers generally, bonuses to Mr. Zax are determined in accordance with the Bonus Plan.

    Taking the objective and subjective criteria described above into account, although the Board was otherwise pleased with Mr. Zax's initiative and leadership during 1995 in selling CalFarm Life Insurance Company, in continuing Zenith's expansion into other states, in developing new products, in establishing and maintaining financially sound rates in California's open rating environment and in increasing the performance of Zenith's investments, the Board believes Mr. Zax's base compensation should remain at its current level and that it is appropriate for any further incentives and rewards to be under the Bonus Plan. Please see the separate report of the Performance Bonus Committee for a discussion of the bonus earned by Mr. Zax in 1995.

    SECTION 162(M) POLICY
    Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), generally limits the federal income tax deduction that a public corporation may claim for annual compensation paid to certain executive officers. The limitation with respect to each affected Executive Officer is $1,000,000 per year. However, the limitation does not apply to compensation which is performance-based, earned under a plan approved by Zenith's stockholders and which satisfies certain other conditions set forth in Section 162(m) and the regulations thereunder. Stock option grants awarded to Executive Officers under Zenith's Non-Qualified Stock Option Plan and bonuses payable under the Bonus Plan are intended to comply with
Section 162(m). Accordingly, neither income accruing to Executive Officers upon exercise of stock options nor the amount of any bonus payment made to Executive Officers under the Bonus Plan should be subject to the $1,000,000 limit on deductibility. The Board has determined that it will pay Mr. Zax's annual salary even though any portion in excess of $1,000,000 would not be deductible by Zenith.

                     Stanley R. Zax, Chairman of the Board

George E. Bello                           Harvey L. Silbert
Max M. Kampelman                          Robert M. Steinberg
Jack M. Ostrow                            Saul P. Steinberg
William Steele Sessions                   Gerald Tsai, Jr.

    The   Performance  Bonus   Committee's  report  on   its  determinations  on
performance-based compensation plans for Executive Officers follows:

    The Performance Bonus Committee ("Committee") is responsible for administering the Executive Officer Bonus Plan ("Bonus Plan") and for granting stock options under the Non-Qualified Stock Option Plan to Executive Officers. In so doing, the Committee implements and reinforces the compensation philosophy of the Board of Directors, as set out in the Board Report on Executive Compensation.

EXECUTIVE OFFICER BONUS PLAN
    The Bonus Plan was approved by the stockholders at the 1994 Annual Meeting as a performance-based compensation plan. It provides for bonuses to Executive Officers based upon attainment by Zenith in any fiscal year of an objectively measured performance goal, namely a combined ratio that is below the industry's combined ratio. The Bonus Plan provides for bonuses to Executive Officers up to an amount equal to:

    100% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least three percentage points, but less than five percentage points, below the Industry Combined Ratio or

    150% of his or her salary at the beginning of the fiscal year if the Company Combined Ratio for such fiscal year is at least five percentage points below the Industry Combined Ratio;

provided,   however,  in  either  instance,  the  Committee  may,  in  its  sole discretion, on a case by case basis, reduce such bonus by any amount.

    In 1995, Zenith's combined ratio was 103.0% before accrual for bonuses under the Bonus Plan; the industry's 1995 combined ratio, as estimated and reported by A.M. Best Company, was 107.2%. Accordingly, the objective performance goal under the Bonus Plan was met, which the Committee hereby certifies in accordance with
Section 162(m) of the Internal Revenue Code of 1986, as amended. Pursuant to the terms of the Bonus Plan, each Executive Officer may receive a maximum bonus equal to 100% of his or her salary in effect as of January 1, 1995.

    EXECUTIVE OFFICERS
    The Committee undertook a subjective and qualitative evaluation of the personal contribution made by each Executive Officer, other than Stanley R. Zax, the Chief Executive Officer. This subjective and qualitative evaluation considered the same factors set out in the Board Report on Executive Compensation. Based on these evaluations, the Committee exercised its discretion with respect to the bonus to be paid to each Executive Officer and reduced the amount payable in all cases. For all Executive Officers, with the exception of Mr. Zax, the total percentage of the bonuses paid was 51.7% of the maximum that could have been paid.

    STANLEY R. ZAX, CHIEF EXECUTIVE OFFICER
    As it had with the other Executive Officers, the Committee undertook a subjective and qualitative evaluation of the personal contribution made by Mr. Zax. In so doing, the Committee elected not to exercise its discretion relative to any reduction in the amount of bonus that Mr. Zax is entitled to receive under the Bonus Plan. Accordingly, Mr. Zax's bonus is 100% of his salary in effect as of January 1, 1995.

STOCK OPTION GRANTS
    From time to time, options to purchase Common Stock are granted under the Non-Qualified Stock Option Plan to Executive Officers by the Committee. Such options are considered a part of compensation to recognize an Executive Officer's contribution and to reinforce that Executive Officer's long term commitment to the success of Zenith. The Committee's determination to grant options to an Executive Officer is based on the recommendation of the Chairman of the Board, subjective measures and prior grants to that Executive Officer. Beyond these general considerations, there is no particular formula governing the number of shares awarded.

    In 1995, options to purchase Common Stock were granted to Executive Officers as follows:

Philip R. Hunt.......................................     10,000  shares
James P. Ross........................................     50,000  shares
Fredricka Taubitz....................................     20,000  shares
John J. Tickner......................................     15,000  shares
Keith E. Trotman.....................................     20,000  shares

                           Gerald Tsai, Jr., Chairman
                                 Jack M. Ostrow
                               Harvey L. Silbert

                         STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph compares the cumulative total returns of Zenith Common Stock, the Standard and Poor's 500 Stock Index ("S&P 500") and the Standard and Poor's 500 Property-Casualty Insurance Index ("S&P PC") for a five year period. The S&P PC was selected by Zenith to replace the Peer Group previously used. The change was made because the number of publicly traded companies in the Peer Group has been significantly reduced due to acquisitions over the past two years. The Commission's regulations require that in the year an index is changed, cumulative total returns for the index replaced also be included. Accordingly, the cumulative total returns for the Peer Group for a five year period is also shown on the Stock Price Performance Graph. The Peer Group consists of Argonaut Group, Inc., Citation Insurance Group, Fremont General Corporation and Pacific Rim Holding Corporation. All of the current members of the Peer Group are presently publicly traded. However, some of them were not publicly traded during the entire five years and the results of those members are included only for those periods when they were publicly traded. The Peer Group differs from that shown in Zenith's 1995 Proxy Statement in that public trading of the common stock of CII Financial Inc. and American Premier Underwriters, Inc. ceased in 1995. Consequently, they have been deleted from the Peer Group. Stock price performance is based on historical results and is not necessarily indicative of future stock price performance. The following graph assumes $100 is invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Zenith Common Stock, the S&P 500, the S&P PC and the Peer Group. The calculation of cumulative total return assumes reinvestment of dividends. The graph was prepared by Standard and Poor's Compustat, which obtained factual materials from sources believed by it to be reliable, but which disclaims responsibility for any errors or omissions contained in such data. The Stock Price Performance Graph shall not be deemed incorporated by reference through any general statement incorporating by reference this proxy statement into any filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under such Acts.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
                    ZENITH, S&P 500, S&P PC, AND PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/95)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ZNT      S&P 500    S&P PC     PEER GROUP
Dec90            100        100        100           100
Dec91         132.23     130.47     125.19        124.53
Dec92         164.08     140.41     146.61        162.95
Dec93         193.30     154.56     144.02        171.49
Dec94         205.17     156.60     151.07        160.28
Dec95         201.78     215.45     204.54        222.36

                            PROPOSAL TO APPROVE THE
                        1996 EMPLOYEE STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

    The Board of Directors has adopted, subject to stockholder approval, the Zenith National Insurance Corp. 1996 Employee Stock Option Plan (the "1996 Employee Stock Option Plan"), which provides for the grant of stock options and stock appreciation rights to officers and employees of Zenith and its subsidiaries. The Non-Qualified Stock Option Plan will be terminated upon stockholder approval of the 1996 Employee Stock Option Plan, except with respect to the administration of awards outstanding under the Non-Qualified Stock Option Plan at the time of such termination. The number of shares of Common Stock reserved for issuance pursuant to awards under the 1996 Employee Stock Option Plan will be equal to 2,000,000 plus that number of shares of Common Stock remaining available for issuance but not subject to outstanding awards under the Non-Qualified Stock Option Plan at the time of its termination, which is not expected to exceed 176,000. The text of the 1996 Employee Stock Option Plan is attached hereto as Annex A.

    The Board of Directors has adopted the 1996 Employee Stock Option Plan as part of its policy to reinforce the long term commitment to Zenith's success of those officers (including officers who are directors of Zenith) and other employees of Zenith and its subsidiaries who are or will be responsible for such success; to facilitate the ownership of Zenith's stock by such individuals, thereby reinforcing the identity of their interests with those of Zenith's stockholders; and to assist Zenith in attracting and retaining officers and other employees with experience and ability. The Board of Directors has determined that the approximately 176,000 shares of Common Stock currently remaining available for issuance pursuant to new awards under the Non-Qualified Stock Option Plan are insufficient to provide for the continued proper compensation and incentivization of Zenith's officers and employees, and has adopted the 1996 Employee Stock Option Plan in order to address this issue. The Board of Directors believes that the 1996 Employee Stock Option Plan reflects the best interests of Zenith and recommends its approval by stockholders.

    The summary that follows is subject to the actual terms of the 1996 Employee Stock Option Plan.

THE 1996 EMPLOYEE STOCK OPTION PLAN

    The 1996 Employee Stock Option Plan provides for the granting of nonqualified stock options ("NSOs") to purchase Common Stock, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). NSOs granted under the 1996 Employee Stock Option Plan may be accompanied by SARs or LSARs, or both ("rights"). Rights may also be granted independently of NSOs. On March 25, 1996, the closing market price of the Common Stock on the New York Stock Exchange was $24.25 per share.

PLAN ADMINISTRATION

    The 1996 Employee Stock Option Plan will be administered in two parts. With respect to employees other than Executive Officers of Zenith, the Board of Directors will be the plan administrator. With respect to Zenith's Executive Officers, the 1996 Employee Stock Option Plan will be administered by the Performance Bonus Committee, or by another committee of Zenith's Board of Directors (the "Committee") consisting solely of two or more non-employee directors of Zenith who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. Directors who serve as administrators of the 1996 Employee Stock Option Plan do not receive any remuneration in such capacity from the 1996 Employee Stock Option Plan. The 1996 Employee Stock Option Plan provides that no member of the Board of Directors or the Committee will be liable for any action or determination taken or made in good faith with respect to the 1996 Employee Stock Option Plan or any option or right granted thereunder.

    Subject to the terms of the 1996 Employee Stock Option Plan, the plan administrator has the right to grant awards to eligible recipients and to determine the terms and conditions of the award agreements evidencing the grant of such awards, including the vesting schedule and option price of such awards, and the effect, if any, of a change in control of Zenith on the exercisability, vesting and potential cash-out of such awards.

SECURITIES SUBJECT TO THE 1996 EMPLOYEE STOCK OPTION PLAN

    There will be reserved for issuance under the 1996 Employee Stock Option Plan a number of treasury or authorized but unissued shares of Zenith's Common Stock equal to 2,000,000 plus that number of shares of Common Stock remaining available for issuance but not subject to outstanding awards under the Non-Qualified Stock Option Plan at the time of its termination, which is not expected to exceed 176,000. The aggregate number of shares of Common Stock as to which options and rights may be granted to any single individual during any calendar year may not, subject to adjustment as set forth below, exceed 1,000,000.

    The 1996 Employee Stock Option Plan provides that, in the event of changes in the Common Stock by reason of a merger, reorganization, recapitalization, common stock dividend, stock split or similar change, the plan administrator will make appropriate adjustments in the aggregate number of shares available for issuance under the 1996 Employee Stock Option Plan and the option price to be paid or the number of shares issuable upon the exercise thereafter of any option previously granted.

ELIGIBILITY

    Grants of options and/or rights may be made to any officer (including officers who are directors) or employee of Zenith or its direct and indirect subsidiaries who is determined by the plan administrator to be in a position to contribute to the long-term success of Zenith.

EXERCISE OF OPTIONS

    Options will vest and become exercisable according to a schedule established by the plan administrator. In the case of options exercisable by installment, options not exercised during any one year may be accumulated and exercised during the remaining years of the option. Options will have a term of no more than ten (10) years, and any options that are not exercised prior to the expiration of such term will expire without value.

    The section entitled "Death -- Termination of Employment -- Restrictions on Transfer" describes the provisions that relate to the exercise of an option following termination of employment.

    The purchase price of the Common Stock purchased pursuant to the exercise of an option will be as determined by the plan administrator (but will not in any event be less than the fair market value of the Common Stock on the date of grant) and may be adjusted in accordance with the antidilution provisions described in "Securities Subject to the 1996 Employee Stock Option Plan." Upon the exercise of any option, the purchase price must be fully paid in cash, cash equivalents, by delivery of Common Stock equal in market value to the option price, by means of a cashless exercise procedure, or, in the discretion of the plan administrator, with proceeds of a loan from Zenith, or by a combination of the foregoing.

STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

    SARs and LSARs may be granted either alone ("Free Standing Rights") or in conjunction with all or part of an NSO ("Related Rights"). Upon the exercise of an SAR, a holder is entitled to receive cash, unrestricted shares of Common Stock or any combination thereof, as determined by the plan administrator, in an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share specified in the related NSO (or in the case of a Free Standing Right, the price per share specified in such right), multiplied by the number of shares in respect of which the SAR is exercised. Upon the exercise of an LSAR, a holder is entitled to receive an amount in cash equal in value to the excess of the Change in Control Price (as defined by the plan administrator in the LSAR award agreement) of one share of Common Stock on the date of exercise over the option price per share specified in the related NSO (or in the case of an LSAR which is a Free Standing Right, the price per share specified in the Free Standing Right) multiplied by the number of shares in respect of which the LSAR is exercised.

    With respect to SARs and LSARs that are Related Rights, which may be granted concurrently with or after the grant of an NSO, each such SAR and LSAR will terminate upon the termination or exercise of the pertinent portion of the related NSO, and the pertinent portion of the related NSO will terminate upon the exercise of any such SAR or LSAR. Unless otherwise determined by the plan administrator at grant, if an SAR or LSAR is granted with respect to less than the full number of shares covered by a related NSO, the SAR or LSAR will only be reduced if and to the extent that the number of shares covered by the exercise or termination of such NSO exceeds the number of shares not covered by such SAR or LSAR. LSARs that are Related Rights can only be exercised within the 30-day period following a Change in Control (as defined by the plan administrator in the LSAR award agreement) and only to the extent that the NSOs to which they relate are exercisable. SARs that are Related Rights may be exercised at any time that the underlying NSO is exercisable or, at the discretion of the plan administrator, in certain other limited circumstances. In the case of both SARs and LSARs that are Related Rights, such Related Rights may not be exercised during the first six months after grant except in the event of death or disability of the recipient prior to the expiration of the six-month period.

    SARs that are Free Standing Rights may be exercised at such time or times and may be subject to such terms and conditions as may be determined by the plan administrator at or after grant. LSARs that are Free Standing Rights can only be exercised within the 30-day period following a Change in Control. In the case of both SARs and LSARs that are Free Standing Rights, such Free Standing Rights may not be exercised during the first six months after grant thereof, except in the event of death or disability of the recipient prior to the expiration of the six-month period. The term of each Free Standing Right will be fixed by the plan administrator but may not exceed ten years from the date of grant. The price per share for each Free Standing Right will be set by the plan administrator but will not be less than 100% of the fair market value of a share of Common Stock on the date of grant.

DEATH -- TERMINATION OF EMPLOYMENT -- RESTRICTIONS ON TRANSFER

    If an optionee should die while employed by Zenith or any of its subsidiaries or within three (3) months of the termination of such employment, any option held by such optionee may thereafter be exercised, to the extent the optionee would have been entitled to do so at the date of death or the termination of employment (whichever first occurs) or on such accelerated basis as the plan administrator may determine at or after grant. Such option may be exercised at any time within one (1) year from the date of such optionee's death or until the expiration of the stated term of such option, whichever period is shorter, by the optionee's executors or administrators or by any person or persons who shall have acquired the option from the optionee by bequest or inheritance.

    In the event an optionee shall cease to be an employee of Zenith or its subsidiaries other than by reason of death, any option held by the optionee may be exercised within three (3) months from the date of termination of employment (or until the expiration of the stated term of such option, if earlier) to the extent such option was exercisable as of the date of such termination of employment or on such accelerated basis as the plan administrator may determine at or after grant.

    In no event may any option be exercisable more than ten years from the date it is granted.

    Except as otherwise determined by the plan administrator in accordance with Rule 16b-3, options and rights are not transferable and are exercisable during the recipient's lifetime only by the recipient.

AMENDMENT; TERMINATION

    Except as provided below, the 1996 Employee Stock Option Plan will terminate ten (10) years following its approval by Zenith's stockholders. The Board of Directors may terminate or amend the 1996 Employee Stock Option Plan at any time, except that stockholder approval is required for any amendment to (i) increase the maximum number of shares of stock which may be issued under the 1996 Employee Stock Option Plan (except for adjustments set forth in the 1996 Employee Stock Option Plan), (ii) change the class of individuals eligible to participate in the 1996 Employee Stock Option Plan, or (iii) extend the term of the 1996 Employee Stock Option Plan or the period during which any option or right may be granted or exercised, but only to the extent required by Rule 16b-3 and/or Section 162(m) of the Code with respect to the material amendment of any employee benefit plan maintained by Zenith. Termination or amendment of the 1996 Employee Stock Option Plan will not affect previously granted options or rights, which will continue in effect in accordance with their terms.

PAYMENT OF TAXES

    Participants are required, no later than the date as of which the value of an award first becomes includible in the gross income of the participant for federal income tax purposes, to pay to Zenith, or make arrangements satisfactory to the plan administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of Zenith under the 1996 Employee Stock Option Plan are conditional on the making of such payments or arrangements, and Zenith will have the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant.

                       CERTAIN FEDERAL INCOME TAX EFFECTS

    Under current Federal income tax laws, awards under the 1996 Employee Stock Option Plan will generally have the following tax consequences:

NON-QUALIFIED STOCK OPTIONS

    A participant will generally not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. Zenith will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.

    If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon whether the stock has been held for more than one year after such date.

    According to a published ruling of the Internal Revenue Service, a participant who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of Common Stock already owned by him will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of the shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the participant's ordinary income, and the holding period for such additional shares will commence on such date.

RIGHTS

    A grant of SARs or LSARs has no federal income tax consequences at the time of such grant. Upon the exercise of SARs or LSARs (other than a Free Standing
LSAR), the amount of any cash and the fair market value as of the date of exercise of any shares of Common Stock received is taxable to the participant as ordinary income. With respect to a Free Standing LSAR, however, a recipient should be required to include as taxable ordinary income on the Change in Control date an amount equal to the amount of cash that could be received upon the exercise of the LSAR, even if the LSAR is not exercised until a date subsequent to the Change in Control date. Zenith will generally be entitled to a deduction at the same time and equal to the amount included in the participant's income. Upon the sale of the shares acquired by the exercise of SARs or LSARs, participants will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of ordinary income.

                               NEW PLAN BENEFITS

    The Performance Bonus Committee has approved a grant to Mr. Zax under the 1996 Employee Stock Option Plan of options to purchase a total of 1,000,000 shares of Common Stock at an option price of $23.6250 per share, which is equal to the average of the high and low prices of the Common Stock reported on the New York Stock Exchange on March 15, 1996. This grant is subject to stockholder approval of the 1996 Employee Stock Option Plan. No other grants have yet been made under the 1996 Employee Stock Option Plan.

    The information in the following table is provided pursuant to requirements of the Commission. The only grant reflected in the table is the grant to Mr. Zax described in the preceding paragraph. The size of any other grants to be made to individuals named or described in the table cannot yet be determined.

                           NAME AND POSITION                              OPTIONS GRANTED
------------------------------------------------------------------------  ---------------
STANLEY R. ZAX                                                                1,000,000
 Chairman of the Board and President of Zenith and Zenith Insurance,
 Chairman of the Executive Committee of the Board of Directors of
 CalFarm
FREDRICKA TAUBITZ                                                               --
 Executive Vice President and Chief Financial Officer of Zenith and
 Zenith Insurance, Senior Vice President of CalFarm
KEITH E. TROTMAN                                                                --
 Senior Vice President of Zenith Insurance and CalFarm
JAMES P. ROSS                                                                   --
 Senior Vice President of Zenith, Zenith Insurance and CalFarm
JOHN J. TICKNER                                                                 --
 Senior Vice President and Secretary of Zenith, Senior Vice President,
 General Counsel and Secretary of Zenith Insurance and CalFarm
EXECUTIVE OFFICER GROUP                                                       1,000,000
NON-EXECUTIVE DIRECTOR GROUP                                                    --
NON-EXECUTIVE OFFICER EMPLOYEE GROUP                                            --
NOMINEES FOR ELECTION AS DIRECTOR                                             1,000,000
EACH ASSOCIATE OF THE ABOVE-MENTIONED DIRECTORS, OFFICERS OR NOMINEES           --

                      INVESTMENT IN DELTA LIFE CORPORATION

    In March 1995, CalFarm Life, then a subsidiary of Zenith, purchased from Delta Life 75,000 shares of Convertible Preferred Stock of Delta Life for $3.75 Million and 75,000 shares of Common Stock Class A of Delta Life for $3.75 Million. In December 1995, CalFarm Life transferred all of these shares to CalFarm. Mr. Tsai, a Director of Zenith, is the Chairman, President, Chief Executive Officer, and a director of Delta Life, as well as being the beneficial owner of more than 10% of its outstanding common stock. In March 1995, Reliance Insurance Company separately made an investment in Delta Life by purchasing 75,000 shares of Convertible Preferred Stock of Delta Life for $3.75 Million and 75,000 shares of Common Stock Class A of Delta Life for $3.75 Million.

             INFORMATION RELATING TO INDEPENDENT PUBLIC ACCOUNTANTS

    Zenith's independent auditor for fiscal year 1995 was Coopers & Lybrand L.L.P. and, upon the recommendation of the Audit Committee, the Board of
Directors of Zenith has selected Coopers & Lybrand L.L.P. as Zenith's independent auditor for fiscal year 1996.

    Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting and will have an opportunity to respond to appropriate questions and to make a statement if they desire to do so.

    For information concerning Zenith's Audit Committee, see "Election of Directors" above.

                    STOCKHOLDER PROPOSALS AT THE NEXT ANNUAL
                            MEETING OF STOCKHOLDERS

    Stockholders of Zenith who intend to submit proposals to Zenith's stockholders at the next Annual Meeting of Stockholders to be held in 1997 must submit such proposals to Zenith no later than November 29, 1996 in order for them to be included in Zenith's proxy materials for such meeting. Stockholder proposals should be submitted to Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367, Attention: Secretary.

                                          By Order of the Board of Directors

                                          JOHN J. TICKNER
                                          SECRETARY

Dated: March 28, 1996

                                                                         ANNEX A
                        ZENITH NATIONAL INSURANCE CORP.
                        1996 EMPLOYEE STOCK OPTION PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

    The name of this plan is the Zenith National Insurance Corp. 1996 Employee Stock Option Plan (the "Plan"). The Plan was adopted by the Board on March 7, 1996, as amended March 15, 1996, subject to the approval of the stockholders of
the Company, which approval was obtained on [             ]. The purpose of  the
Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's long term success by their ability, ingenuity and industry and to provide incentives to the participating officers and employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

    For purposes of the Plan, the following terms shall be defined as set forth below:

        (1) "ADMINISTRATOR" means, with respect to Participants other than Executive Officers of Zenith, the Board; and, with respect to Participants who are Executive Officers of Zenith, the Performance Bonus Committee or other Committee in accordance with Section 2.

        (2) "BOARD" means the Board of Directors of the Company.

        (3) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (4) "COMMITTEE" means the Performance Bonus Committee of the Board plus such additional individuals as the Board shall designate in order to fulfill
    (i) the Disinterested Persons requirement of Rule 16b-3 as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission and (ii) the "outside director" requirement of Section 162(m) of the Code and the regulations promulgated thereunder, or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of individuals who meet the qualifications referred to in Rule 16b-3 and Section 162(m).

        (5)  "COMPANY"  means  Zenith  National  Insurance  Corp.,  a   Delaware
    corporation (or any successor corporation).

        (6) "DISINTERESTED PERSON" shall have the meaning set forth in Rule 16b-3 of the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

        (7)  "EFFECTIVE DATE" shall  mean the date  provided pursuant to Section
    10.

        (8) "ELIGIBLE EMPLOYEE" means an officer or employee of the Company or any Subsidiary.

        (9) "FAIR MARKET VALUE" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

        (10) "LIMITED STOCK APPRECIATION RIGHT" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in any award agreement providing for the grant of a Limited Stock Appreciation Right).

        (11) "NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an "incentive stock option" within the meaning of Section 422 of the Code.

        (12) "PARTICIPANT" means any Eligible Employee selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights or any combination of the foregoing.

        (13) "STOCK" means the common stock, $1.00 par value, of the Company.

        (14) "STOCK APPRECIATION RIGHT" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between
    (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

        (15) "STOCK OPTION" means any Non-Qualified Stock Option to purchase shares of Stock granted pursuant to Section 5.

        (16) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

    The Plan shall be administered in accordance with the requirements of Rule 16b-3 of the Exchange Act and of Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Rule 16b-3 of the Exchange Act and Section 162(m) of the Code). Unless otherwise determined by the Board, the Plan shall be administered by the Board with respect to Participants other than Executive Officers of Zenith and, with respect to Participants who are Executive Officers of Zenith, by the Committee (initially, the Performance Bonus Committee) which shall be appointed by the Board and which shall serve at the pleasure of the Board.

    Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Employees: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, or (c) any combination of the foregoing.

    In particular, the Administrator shall have the authority:

        (a) to select those employees of the Company and its subsidiaries who shall be Participants;

        (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, or a combination of the foregoing, are to be granted hereunder to Participants;

        (c) to determine the number of shares to be covered by each such award granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including the effect, if any, of a change in control of the Company on any such award; and

        (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights or any combination of the foregoing.

    The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

    All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

    The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 plus that number of shares reserved and available for grant pursuant to new awards under the Zenith National Insurance Corp. Non-Qualified Stock Option Plan (the "Old Stock Option Plan") immediately prior to the time the Old Stock Option Plan is terminated, which time will be the date the Company's stockholders approve the Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted to any single individual during any one calendar year may not, subject to adjustment as provided in this Section 3, exceed 1,000,000.

    To the extent that a Stock Option expires or is otherwise terminated without being exercised, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan. Notwithstanding the foregoing provisions of this paragraph, for purposes of determining the number of shares of Stock available for issuance to persons subject to Section 162(m) of the Code, such shares shall not again be available for issuance in connection with future awards to such persons.

    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan and (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Board may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4.  ELIGIBILITY.

    Officers (including officers who are directors of the Company) and employees of the Company or any Subsidiary (the "Eligible Employees") who are responsible for or are in a position to contribute to the long term success of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights or

Limited Stock Appreciation Rights hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5.  STOCK OPTIONS.

    Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the option price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

    The Stock  Options  granted under  the  Plan shall  be  Non-Qualified  Stock
Options.

    The Administrator shall have the authority to grant any Eligible Employee Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator in its discretion shall deem appropriate:

        (1) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than the Fair Market Value of the Stock on the date such Stock Option is granted.

        (2) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

        (3) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

        (4) METHOD OF EXERCISE. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the aggregate option price by delivery of (i) cash or cash equivalents (as approved by the Administrator), (ii) previously acquired shares of Common Stock having a Fair Market Value on the date of payment equal to the aggregate option price, (iii) an executed irrevocable exercise notice to the Company and irrevocable instructions to a broker-dealer to sell a sufficient portion of the optioned shares to pay the aggregate option price and deliver the sale proceeds directly to the Company (as approved by the Administrator) or any other cashless exercise procedure approved by the Administrator, or (iv) any combination of (i), (ii) and (iii) such that the sum thereof equals the aggregate option price. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 9.

        The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; PROVIDED, HOWEVER, should the Administrator so require, the number of shares subject to such new Stock
    Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder, except as otherwise provided herein with respect to persons subject to Section 162(m) of the Code.

        (5) LOANS. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and
    (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the aggregate option price less the aggregate par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        (6) NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator subject to the limitations on transferability set forth in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

        (7) TERMINATION BY DEATH. If an Optionee should die while employed by the Company or any of its subsidiaries or within three (3) months of the termination of such employment, any Stock Option held by such optionee may thereafter be exercised, to the extent the optionee would have been entitled to do so at the date of death or the termination of employment (whichever first occurs) or on such accelerated basis as the Administrator shall determine at or after grant. Such option may be so exercised at any time within one (1) year from the date of such optionee's death or until the expiration of the stated term of such Stock Option, whichever period is shorter, by the optionee's executors or administrators or by any person or persons who shall have acquired the Stock Option from the optionee by bequest, inheritance or otherwise.

        (8) TERMINATION OTHER THAN BY DEATH. In the event an optionee shall cease to be an employee of the Company or its subsidiaries for any reason other than death, any Stock Option held by the optionee may be exercised within three (3) months from the date of termination of employment (or until the expiration of the stated term of such Stock Option, if earlier) to the extent such Stock Option was exercisable as of the date of such termination of employment or on such accelerated basis as the Administrator shall determine at or after grant.

SECTION 6.  STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

    (1) GRANT AND EXERCISE. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.

    A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

    A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

    (2) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

        (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED, HOWEVER, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or disability of the optionee prior to the expiration of such six-month period.

        (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

        (c) Related Stock Appreciation Rights shall be exercisable or transferable only when and to the extent that the underlying Stock Option would be exercisable or transferable under paragraphs (3) and (6) of Section 5 of the Plan.

        (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, provided, however, that with respect to grants made to persons not subject to Section 162(m) of the Code, such exercise shall be deemed to take place for such purposes only to the extent of the number of shares issued under the Related Stock Appreciation Right.

        (e) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED, HOWEVER, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

        (f) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten (10) years after the date such right is granted.

        (g) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

        (h) Free Standing Stock Appreciation Rights shall be exercisable or transferable only when and to the extent that a Stock Option would be exercisable or transferable under paragraphs (3) and (6) of Section 5 of the Plan.

        (i) In the event a Participant who has received Free Standing Stock Appreciation Rights shall cease to be an employee of the Company or its subsidiaries for any reason, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of such termination of employment as set forth in Sections 5(7) and 5(8).

        (j) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change in Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED, HOWEVER, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or disability of the optionee prior to the expiration of such six-month period.

        (k) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change in Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7.  AMENDMENT AND TERMINATION.

    The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

        (1) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

        (2) change the class of officers and employees eligible to participate in the Plan; or

        (3) extend the maximum option period under paragraph (2) of Section 5 of the Plan.

    Notwithstanding the foregoing, stockholder approval under this Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 of the Exchange Act and/or Section 162(m) of the Code with respect to any material amendment to any employee benefit plan of the Company.

    The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 8.  UNFUNDED STATUS OF PLAN.

    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 9.  GENERAL PROVISIONS.

        (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any officer or other employee of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its officers or employees at any time.

        (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 10.  EFFECTIVE DATE OF PLAN.

    The Plan became effective (the "Effective Date") on March 7, 1996, the date the Board of Directors formally approved the Plan, as amended March 15, 1996, subject to the approval of the stockholders of the Corporation, which approval
was obtained on [             ].

SECTION 11.  TERM OF PLAN.

    No Stock Option, Stock Appreciation Right or Limited Stock Appreciation Right shall be granted pursuant to the Plan on or after the tenth anniversary of the date on which the stockholders approved the Plan, but awards theretofore granted may extend beyond that date.

                                      A-9
`

                                   THE ZENITH

                                      PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                       OF ZENITH NATIONAL INSURANCE CORP.
              FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 1996

     The undersigned stockholder hereby appoints Jack M. Ostrow, Harvey L. Silbert and Stanley R. Zax and each or any of them (each with full power of substitution), proxies for the undersigned to vote all shares of Common Stock of Zenith National Insurance Corp. ("Zenith") owned by the undersigned at the Annual Meeting of Stockholders to be held on Wednesday, May 22, 1996, at 9:00 a.m., at the offices of Zenith, 21255 Califa Street, Woodland Hills, California, and at any adjournments thereof, in connection with the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 28, 1996 (the "Proxy Statement"), copies of which have been received by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER, BUT IF NO INSTRUCTIONS ARE GIVEN THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS PROVIDED BY ZENITH'S PROXY STATEMENT AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS THEY SEE FIT.

                   (Continued and to be signed on other side)



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                             PLEASE MARK
                                                             YOUR VOTES AS / X /
                                                             INDICATED IN
                                                             THIS EXAMPLE


               FOR all nominees listed below      WITHHOLD AUTHORITY to vote
               (except as marked to the           for all nominees listed
               contrary below)                    below

1. Election of           /   /                         /   /
   Directors:

George E. Bello, Max M. Kampelman, Jack M. Ostrow, William Steele Sessions, Harvey L. Silbert, Robert M. Steinberg, Saul P. Steinberg, Gerald Tsai, Jr. and Stanley R. Zax.

(INSTRUCTION: To withhold authority for any individual nominee write that nominee's name in the space provided below.)

-------------------------------------------


2. Proposal to Approve the 1996 Employee Stock Option Plan:

          FOR            AGAINST             ABSTAIN
          /  /             /  /                /  /

3. In their discretion, upon such other matters as may properly come before the meeting.


Dated:                        ,1996
      ------------------------
Signature
         --------------------------
Signature
         --------------------------

Note Please sign EXACTLY as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If executed by a corporation, an authorized officer should sign, and the corporate seal should be affirmed. A proxy for shares held in joint ownership should be signed by each joint owner.

          Please date and sign this Proxy and return it promptly in the accompanying envelope, which requires no postage
                         if mailed in the United States.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -